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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 2, 2003
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)	95-2557091 (I.R.S. Employer Identification No.)
3820 State Street Santa Barbara, California 93105 (Address of principal executive offices, including zip code)
(805) 563-7000 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

        On January 2, 2003, Tenet Healthcare Corporation, a Nevada corporation, announced that it received an administrative investigative demand subpoena from the Department of Justice seeking documents related to Medicare outlier payments. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits

Exhibit No.	Description
99	Press Release dated January 2, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ JEFFREY C. BARBAKOW Jeffrey C. Barbakow Chief Executive Officer

Date: January 2, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated January 2, 2003

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX